New Mountain Finance Corporation Announces Financial Results for the Quarter Ended June 30, 2025

Reports Second Quarter Net Investment Income of $0.32 per Share and Declares a Third Quarter Distribution of $0.32 per Share

NEW YORK--(BUSINESS WIRE) — August 4, 2025 -- New Mountain Finance Corporation (NASDAQ: NMFC) (“New Mountain,” “New Mountain Finance” or the “Company”) today announced its financial results for the quarter ended June 30, 2025.
Second Quarter and Recent Highlights1
•Net investment income of $34.5 million, or $0.32 per weighted average share
•Net asset value of $12.21 per share compared to $12.45 per share as of March 31, 2025
•~95% of the portfolio is rated green on our internal heatmap
•Increased senior oriented asset mix to 78%, compared to 75% as of June 30, 2024
•Received a third license from the Small Business Administration for the SBIC program in July 2025
•Repurchased $9.6 million of outstanding shares in the second quarter
•Declared a third quarter 2025 distribution of $0.32 per share, payable on September 30, 2025, to holders of record as of September 16, 2025

($ in millions, except per share data)	Q2 2025	Q2 2024
Net Investment Income per Weighted Average Share	$0.32	$0.36
Regular & Supplemental Dividends Paid per Share in Quarter	$0.32	$0.34
Annualized Dividend Yield[4]	12.3%	11.0%

	June 30, 2025		March 31, 2025
Investment Portfolio[5]	$3,014.2		$3,047.7
NAV per Share	$12.21		$12.45
Statutory Debt/Equity[3]	1.17	x	1.15x
Statutory Debt/Equity (Net of Available Cash)[3]	1.13	x	1.09x
Management Comments on Second Quarter Performance
“In Q2, NMFC once again delivered its dividend, despite tight credit spreads in the market generally," said Steven B. Klinsky, NMFC Chairman and New Mountain Capital CEO. “We remain committed to maintaining credit discipline and serving our shareholders.”
John R. Kline, NMFC CEO, added: “We continued to advance our strategic priorities for NMFC of both increasing the percentage of senior-oriented assets to nearly 80% and building more position diversification across the portfolio. Additionally, NMFC repurchased $9.6 million worth of shares in the quarter, demonstrating our belief that the stock is undervalued at current trading levels.”
Portfolio and Investment Activity5
As of June 30, 2025, the Company’s NAV1 was $1,305.9 million and its portfolio had a fair value of $3,014.2 million of investments in 124 portfolio companies, with a weighted average YTM at Cost6 of approximately 10.6%. For the three months ended June 30, 2025, the Company originated $122.2 million of investments2, offset by $141.4 million of repayments2 and $13.7 million of asset sales10.

Portfolio and Asset Quality
NMFC’s mandate is to primarily target businesses in the middle market that, consistent with New Mountain’s private equity platform, are high quality, defensive growth companies in industries that are well-researched by New Mountain. The Company’s focus is on defensive growth businesses that generally exhibit the following characteristics: (i) acyclicality, (ii) sustainable secular growth drivers, (iii) niche market dominance and high barriers to competitive entry, (iv) recurring revenue and strong free cash flow, (v) flexible cost structures and (vi) seasoned management teams.

Portfolio Industry Composition based on Fair Value8

Software		Business Services
ERP	8.2%	Misc Services	4.1%
Human Capital Management	5.1%	Real Estate Services	4.1%
Ecommerce & Logistics	4.6%	Engineering & Consulting Services	3.8%
Finance & Accounting	4.4%	Insurance & Benefits Services	2.6%
Governance, Risk & Compliance	4.0%	Digital Transformation	2.4%
IT Infrastructure & Security	3.0%	MRO Services	1.2%
Integrated Payments	1.6%	Utility Services	1.6%
		Data & Information Services	0.4%
Total Software	30.9%	Total Business Services	20.2%

Healthcare		Other Industries
Healthcare Services	11.3%	Consumer Services	7.2%
Healthcare Software	3.4%	Education	6.6%
Pharma Services	1.8%	Financial Services	5.1%
Tech-Enabled Healthcare	0.9%	Distribution & Logistics	4.5%
Healthcare Products	0.2%	Packaging	2.7%
		Other	5.2%
Total Healthcare	17.6%	Total Other Industries	31.3%
The Company monitors the performance and financial trends of its portfolio companies on at least a quarterly basis. The Company attempts to identify any developments within the portfolio company, the industry, or the macroeconomic environment that may alter any material element of the Company’s original investment strategy. As described more fully in the Company's Quarterly Report on Form 10-Q filed with the U.S. Securities and Exchange Commission, the portfolio monitoring procedures are designed to provide a simple, yet comprehensive analysis of the Company’s portfolio companies based on their operating performance and underlying business characteristics, which in turn forms the basis of its Risk Rating. The Risk Rating is expressed in categories of Green, Yellow, Orange and Red with Green reflecting an investment that is in-line with or above expectations and Red reflecting an investment performing materially below expectations.

The following table shows the Risk Rating of the Company’s portfolio companies as of June 30, 2025:

(in millions)	As of June 30, 2025
Risk Rating	Cost	Percent	Fair Value	Percent	Weighted Average Mark
Green[7]	$2,888.4	92.4%	$2,858.0	94.8%	94.4%
Yellow[5]	128.4	4.1%	89.4	3.0%	69.5%
Orange	88.7	2.8%	51.4	1.7%	70.3%
Red	21.9	0.7%	15.4	0.5%	70.0%
Total	$3,127.4	100.0%	$3,014.2	100.0%

As of June 30, 2025, nearly all investments in the Company’s portfolio had a Green Risk Rating, with the exception of six portfolio companies that had a Yellow Risk Rating, seven portfolio companies that had an Orange Risk Rating and one portfolio company that had a Red Risk Rating.

The following table shows the Company’s investment portfolio composition as of June 30, 2025:

(in millions)
Investment Portfolio Composition	June 30, 2025	Percent of Total
First Lien	$1,967.3	65.3%
Senior Loan Funds (SLP III & SLP IV) & NMNLC	386.6	12.8%
Second Lien[5]	182.6	6.1%
Subordinated	108.0	3.6%
Preferred Equity	229.8	7.6%
Common Equity and Other[9]	139.8	4.6%
Total	$3,014.2	100.0%
Liquidity and Capital Resources
As of June 30, 2025, the Company had cash and cash equivalents of $57.4 million and total statutory debt outstanding of $1,526.2 million3. The Company's statutory debt to equity was 1.17x (or 1.13x net of available cash) as of June 30, 2025. Additionally, the Company had $262.5 million of SBA-guaranteed debentures outstanding as of June 30, 2025. As of June 30, 2025, the Company had $1,079.7 million of available capacity on its Holdings Credit Facility, NMFC Credit Facility and Unsecured Management Company Revolver.
Second Quarter 2025 Conference Call
New Mountain Finance Corporation will host an earnings conference call and webcast at 10:00 am Eastern Time on Tuesday, August 5, 2025. To participate in the live earning conference call, please use the following dial-in numbers or visit the audio webcast link. To avoid any delays, please join at least fifteen minutes prior to the start of the call.
•United States: +1 (877) 443-9109
•International: +1 (412) 317-1082
•Live Audio Webcast
A replay of the conference call can be accessed one hour after the end of the conference call through November 5, 2025. The full webcast replay will be available through August 5, 2026. To access the earnings webcast replay please visit the New Mountain Investor Relations website.
•United States: +1 (877) 344-7529
•International: +1 (412) 317-0088
•Access Code: 6995709
For additional details related to the quarter ended June 30, 2025, please refer to the New Mountain Finance Corporation Quarterly Report on Form 10-Q filed with the SEC and the supplemental investor presentation which can be found on the Company's website at http://www.newmountainfinance.com.

(1)Excludes non-controlling interest in New Mountain Net Lease Corporation (“NMNLC”).
(2)Originations exclude payment-in-kind (“PIK”); originations, repayments, and sales exclude revolvers, unfunded commitments, bridges, return of capital, and realized gains / losses.
(3)Excludes the Company’s United States Small Business Administration (“SBA”) guaranteed debentures.
(4)Dividend yield calculation uses the closing stock price of $10.42 on August 1, 2025 and $12.42 on July 29, 2024 and includes regular dividends for Q2 2025 and regular and supplemental dividends for Q2 2024.
(5)Includes collateral for securities purchased under collateralized agreements to resell.
(6)References to “YTM at Cost” assume the accruing investments, including secured collateralized agreements, in the Company's portfolio as of a certain date, the ‘‘Portfolio Date’’, are purchased at cost on that date and held until their respective maturities with no prepayments or losses and are exited at par at maturity. This calculation excludes the impact of existing leverage. YTM at Cost uses the Sterling Overnight Interbank Average Rate ("SONIA”), Euro Interbank Offered Rate ("EURIBOR") and Secured Overnight Financing Rate (“SOFR”) curves at each quarter’s respective end date. The actual yield to maturity may be higher or lower due to the future selection of SONIA, EURIBOR and SOFR contracts by the individual companies in the Company’s portfolio or other factors.
(7)Includes investments held in NMNLC.

(8)Excludes NMFC Senior Loan Program III LLC ("SLP III"), NMFC Senior Loan Program IV LLC ("SLP IV") and NMNLC.
(9)Includes investments classified as structured finance obligations.
(10)Office Ally sale closed in May 2025; NMFC’s investment was fully repaid upon closing

New Mountain Finance Corporation
Consolidated Statements of Assets and Liabilities
(in thousands, except shares and per share data)
(unaudited)

	June 30, 2025	December 31, 2024
Assets
Investments at fair value
Non-controlled/non-affiliated investments (cost of $2,268,989 and $2,298,083, respectively)	$2,227,265	$2,277,352
Non-controlled/affiliated investments (cost of $128,280 and $124,254, respectively)	102,983	112,776
Controlled investments (cost of $700,121 and $679,587, respectively)	670,448	700,896
Total investments at fair value (cost of $3,097,390 and $3,101,924, respectively)	3,000,696	3,091,024
Securities purchased under collateralized agreements to resell (cost of $30,000 and $30,000, respectively)	13,500	13,500
Cash and cash equivalents	57,390	80,320
Interest and dividend receivable	43,156	42,379
Derivative asset at fair value	5,718	—
Receivable from unsettled securities sold	4,386	—
Receivable from affiliates	413	213
Other assets	34,453	19,265
Total assets	$3,159,712	$3,246,701
Liabilities
Borrowings
Unsecured Notes	$989,987	$978,503
SBA-guaranteed debentures	262,500	300,000
2022 Convertible Notes	258,811	260,091
Holdings Credit Facility	246,063	294,363
NMFC Credit Facility	31,372	27,944
Deferred financing costs (net of accumulated amortization of $45,690 and $63,971, respectively)	(21,103)	(24,191)
Net borrowings	1,767,630	1,836,710
Payable for unsettled securities purchased	29,562	—
Interest payable	15,561	17,109
Payable to broker	13,900	3,230
Management fee payable	9,759	10,467
Incentive fee payable	5,384	8,625
Deferred tax liability	1,453	1,410
Derivative liability at fair value	1,424	7,423
Other liabilities	3,203	2,436
Total liabilities	1,847,876	1,887,410
Commitments and contingencies
Net assets
Preferred stock, par value $0.01 per share, 2,000,000 shares authorized, none issued	—	—
Common stock, par value $0.01 per share, 200,000,000 shares authorized, 107,851,929 and 107,851,415 shares issued, respectively, and 106,926,713 and 107,851,415 shares outstanding, respectively	1,079	1,079
Paid in capital in excess of par	1,365,838	1,365,852
Treasury stock at cost, 925,216 and 0 shares held, respectively	(9,642)	—
Accumulated undistributed earnings	(51,416)	(13,592)
Total net assets of New Mountain Finance Corporation	$1,305,859	$1,353,339
Non-controlling interest in New Mountain Net Lease Corporation	5,977	5,952
Total net assets	$1,311,836	$1,359,291
Total liabilities and net assets	$3,159,712	$3,246,701
Number of shares outstanding	106,926,713	107,851,415
Net asset value per share of New Mountain Finance Corporation	$12.21	$12.55

New Mountain Finance Corporation
Consolidated Statements of Operations
(in thousands, except shares and per share data)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2025	June 30, 2024	June 30, 2025	June 30, 2024
Investment income
From non-controlled/non-affiliated investments:
Interest income (excluding Payment-in-kind ("PIK") interest income)	$53,584	$57,583	$105,697	$113,820
PIK interest income	2,931	4,437	5,844	9,120
Dividend income	506	2,284	1,063	2,577
Non-cash dividend income	3,972	4,797	8,406	9,481
Other income	892	3,291	2,204	4,891
From non-controlled/affiliated investments:
Interest income (excluding PIK interest income)	336	376	667	744
PIK interest income	1,057	873	2,044	1,709
Non-cash dividend income	292	1,374	1,975	2,618
Other income	62	62	125	125
From controlled investments:
Interest income (excluding PIK interest income)	2,022	1,383	3,507	2,744
PIK interest income	2,900	3,721	6,588	7,856
Dividend income	12,183	12,340	24,381	25,023
Non-cash dividend income	2,378	1,570	4,449	3,066
Other income	375	497	2,203	1,370
Total investment income	83,490	94,588	169,153	185,144
Expenses
Interest and other financing expenses	31,138	33,113	62,512	64,129
Management fee	9,759	11,351	19,992	22,348
Incentive fee	7,971	9,550	16,218	18,939
Professional fees	1,100	1,127	2,489	2,194
Administrative expenses	1,184	1,108	2,288	2,076
Other general and administrative expenses	331	527	847	992
Total expenses	51,483	56,776	104,346	110,678
Less: management and incentive fees waived	(2,586)	(861)	(4,408)	(1,762)
Net expenses	48,897	55,915	99,938	108,916
Net investment income before income taxes	34,593	38,673	69,215	76,228
Income tax expense (benefit)	8	234	(11)	235
Net investment income	34,585	38,439	69,226	75,993
Net realized (losses) gains:
Non-controlled/non-affiliated investments	13,390	(34,966)	12,316	(46,824)
Controlled investments	(1)	3,800	38,898	3,831
Net change in unrealized appreciation (depreciation):
Non-controlled/non-affiliated investments	(29,012)	32,895	(24,806)	56,055
Non-controlled/affiliated investments	(8,928)	(4,080)	(13,819)	(26,543)
Controlled investments	(2,590)	1,697	(50,982)	4,017
Securities purchased under collateralized agreements to resell	—	(3,000)	—	(3,000)
Foreign currency	452	129	602	106
Provision for taxes	(21)	(130)	(43)	(767)
Net realized and unrealized losses	(26,710)	(3,655)	(37,834)	(13,125)
Net increase in net assets resulting from operations	7,875	34,784	31,392	62,868
Less: Net increase in net assets resulting from operations related to non-controlling interest in New Mountain Net Lease Corporation	(101)	(313)	(205)	(989)

Net increase in net assets resulting from operations related to New Mountain Finance Corporation	$7,774	$34,471	$31,187	$61,879
Basic earnings per share	$0.07	$0.32	$0.29	$0.59
Weighted average shares of common stock outstanding - basic	107,750,160	106,891,784	107,800,508	105,276,077
Diluted earnings per share	$0.07	$0.31	$0.29	$0.56
Weighted average shares of common stock outstanding - diluted	126,733,459	125,759,769	126,792,855	124,101,624
Distributions declared and paid per share	$0.32	$0.34	$0.64	$0.70

ABOUT NEW MOUNTAIN FINANCE CORPORATION
New Mountain Finance Corporation (NASDAQ: NMFC) is focused on providing direct lending solutions to U.S. upper middle market companies backed by top private equity sponsors. Our investment objective is to generate current income and capital appreciation through the sourcing and origination of senior secured loans and select junior capital positions, to growing businesses in defensive industries that offer attractive risk-adjusted returns. Our differentiated investment approach leverages the deep sector knowledge and operating resources of New Mountain Capital, a global investment firm with over $55 billion of assets under management.
ABOUT NEW MOUNTAIN CAPITAL
New Mountain Capital ("NMC") is a New York-based investment firm that emphasizes business building and growth, rather than debt, as it pursues long-term capital appreciation. The firm currently manages private equity, credit and net lease investment strategies with over $55 billion in assets under management. New Mountain seeks out what it believes to be the highest quality growth leaders in carefully selected industry sectors and then works intensively with management to build the value of these companies. For more information on New Mountain Capital, please visit http://www.newmountaincapital.com.
FORWARD-LOOKING STATEMENTS
Statements included herein may contain “forward-looking statements”, which relate to our future operations, future performance or our financial condition. Forward-looking statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties, including changes in base interest rates and significant volatility on our business, portfolio companies, our industry and the global economy. Actual results and outcomes may differ materially from those anticipated in the forward-looking statements as a result of a variety of factors, including those described from time to time in our filings with the Securities and Exchange Commission or factors that are beyond our control. New Mountain Finance Corporation undertakes no obligation to publicly update or revise any forward-looking statements made herein, except as may be required by law. All forward-looking statements speak only as of the time of this press release.
CONTACT
New Mountain Finance Corporation
Investor Relations
Laura C. Holson, Authorized Representative
NMFCIR@newmountaincapital.com
(212) 220-3505